UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2018

Date of reporting period:  January 31, 2018

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund

Advisor Class Shares — cohox
Institutional Class Shares — cohix

Semi-Annual Report

January 31, 2018

COHO RELATIVE VALUE EQUITY FUND

March 31, 2018

Dear Fellow Shareholders:

As January 31, 2018 marks the end of the Coho Relative Value Equity Fund’s most recent semi-annual period, we are pleased to provide you with an update.  At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objective and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Fund’s performance results, and our most recent thoughts on the economy and the equity markets.

Fund Performance Review

From August 1, 2017 to January 31, 2018, the Fund’s Advisor Class and Institutional Class returned 15.73% and 15.87%, respectively, versus 15.43% for the S&P 500® Index and 13.04% for the S&P 500® Value Index. The Fund’s relative outperformance for the period was primarily driven by strong stock selection.

From a sector perspective versus the S&P 500® Index, the Fund’s underweight position in Utilities, Real Estate, and Telecommunication Services were the largest contributors to relative performance.  The Fund’s biggest detractors from relative performance at the sector level came from the Fund’s underweight position in Information Technology and overweight position in Consumer Staples and Health Care. While stock selection was notably positive in Industrials, Consumer Discretionary, and Energy this was offset by negative selection effect in Financials and Information Technology, and Consumer Staples. In total, the Fund’s sector orientation had a negative impact on relative performance.

The top five contributors to the Fund’s performance were W.W. Grainger, Lowe’s Companies, Dollar General, Abbott Laboratories, and UnitedHealth Group. The five largest individual detractors during the period were Philip Morris International, Merck & Co., Omnicom Group, Proctor & Gamble, and CVS Health.

Market Review

January 2018 marked the 15th consecutive month of positive total returns for the S&P 500® Index.  The prior longest winning streak had been twelve months, so this is an unprecedented occurrence. The Fund performed well on a relative basis during the 4th quarter of 2017 and we were particularly pleased by those results because “cyclicality and beta” were favored and the Fund tends to de-emphasize those characteristics.  There was also a market preference for “growth” stocks which significantly outperformed “value” stocks resulting a headwind for the manager throughout the year.  Thus, stock selection was the primary reason for the outperformance.

Earnings reports for the companies owned by the Fund are off to a good start for the new year, but we remain vigilant to risks. The majority of the Fund’s companies have reported fourth quarter earnings or updated guidance which was well received by investors.  The new tax treatment for corporations is clearly giving companies more financial flexibility but the advantage will need to be analyzed on a case-by-case basis. The lower corporate tax rate will generally have a larger benefit to the more U.S.-centric companies because their 2017 statutory rate was closer to 35%, while many of the more multinational companies had tax rates under 30%. We applaud those companies that have announced wage increases and one-time bonuses for employees. This money will give consumers more financial flexibility and we suspect a meaningful portion of this money will work its way back into the economy which will keep this economic expansion going.

There has been news within the Health Care sector that has temporarily roiled many of the stocks in that sector. Specifically, there were two major headlines, one being the announcement of an alliance between Amazon, Berkshire Hathaway, and J.P. Morgan to provide their employees with lower health-care costs; and two, the President’s announcement during the State of the Union Address that he wants to see drug prices move significantly lower in 2018.

COHO RELATIVE VALUE EQUITY FUND

Our thoughts on each of the headlines detailed in the prior paragraph are as follows: Regarding the alliance between the three companies, remember that each is a for-profit entity. In order to create this non-profit entity, capital will be required from the for-profit entities which should have an impact on their earnings.  Additionally, we believe that the new company will be focused on data analytics and while each of the three companies is very good in this area, we do not believe they have the patient data required to perform the necessary analytics.  Existing players, such as CVS Health and UnitedHealth Group have enormous troves of data covering millions of patients, so the new company will need to find a way to get this data.  However, current regulations, such as HIPAA (Health Insurance Portability and Affordability Act) do not allow sharing without patient approval.  Finally, many health-care providers are shifting to a more outcome-based payment system, meaning that if the drug does not achieve the desired effect, the patient or insurance company does not have to pay for the service.  As an example, Amgen Inc. is confident enough in the efficacy of its cholesterol lowering drug, Repatha, that if the patient does not reach the targeted LDL level there would be no charge.

Regarding the President’s wishes to lower drug prices, this is not the first time such a desire has been voiced.  We believe that greater price transparency is inevitable, but many companies have already begun to move in this direction. We also believe that companies that innovate or help control health-care costs will do well over time. Companies owned by the Fund that we believe as being best-in-class in innovation would include Abbott Laboratories, Amgen, Becton Dickinson and Co., Johnson & Johnson, and Merck & Co.  As for companies that can demonstrate meaningful reductions in health-care costs, the Fund owns AmerisourceBergen, CVS Health, and UnitedHealth Group.

Fund Advisor Outlook

For 2018, we see some positives, but also have some concerns. On the positive side, lower corporate tax rates should be a marginal benefit, which when added to the solid economic backdrop, could result in another year of double-digit earnings-per-share growth for the S&P 500® Index.  The better tax treatment for off-shore cash should also increase flexibility for capital allocation (dividends, buybacks, capital spending, mergers/acquisitions), which should be a material net positive for valuations. It is still very early, but we have seen some companies raising wages and expanding variable bonuses for employees due to the lower corporate tax rates, which if it continues, could spur better consumer spending, confidence, and financial flexibility. As for the new tax rates and brackets for individuals, this seems less of a market benefit from our perspective.

From a monetary policy perspective, it is unambiguous that the Federal Reserve’s intentions are to raise rates in a measured way to sustain or enhance the current gross domestic product (GDP) growth rate and not ignite inflation. Given where Fed Funds currently are, we believe there is ample room for numerous quarter point hikes before bonds become a more compelling option than equities.

Possibly the greatest risk in 2018 is simply current equity valuations, despite prospects for another year of solid earnings-per-share growth for the broader market.  The S&P 500® Index just completed the ninth consecutive year of positive returns following the financial crisis in 2008.  Over this period, price-to-earnings (P/E) multiples have risen, dividend yields have fallen, and “bargains” have become harder to find.  We would not be surprised if our historically low portfolio turnover increased somewhat as we anticipate higher volatility and want to capitalize on new opportunities where we can potentially improve the overall portfolio’s expected return while simultaneously seeking to reduce risk. We remain focused on our philosophy of downside protection first and foremost, while still participating during market advances.  Looking back, it has been an enjoyable nine years of positive market returns.  Further gains could come, but caution seems to be warranted at this time. We continue to believe the Fund is properly positioned as we seek to protect and participate in 2018.

COHO RELATIVE VALUE EQUITY FUND

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests over the many quarters and years to come.

Sincerely,

Coho Partners, Ltd.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments section in this report for a full listing of the Fund’s holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. This Index cannot be invested in directly.

The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as the ratios of book value, earnings, and sales to price. This Index cannot be invested in directly.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market.

Earnings-per-share (EPS) growth is the percentage change in normalized earnings per share of a company over a specified time-period. It serves as an indicator of a company’s profitability. Earnings growth is not a measure of the Fund’s future performance.

Price-to-earnings (P/E) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — January 31, 2018

	1 Year	3 Year	Since Inception(1)
Advisor Class	22.72%	11.72%	12.46%
Institutional Class	22.94%	11.87%	12.60%
S&P 500® Value Index(2)	19.35%	12.65%	12.15%
S&P 500® Index(3)	26.41%	14.66%	14.59%

(1)
Period from Fund inception through January 31, 2018. The Advisor Class shares commenced operations on August 14, 2013, and the Institutional Class shares commenced operations on May 15, 2014. Performance shown for the Institutional Class prior to inception of the Institutional Class shares is based on performance of the Advisor Class shares, adjusted for the lower expenses applicable to the Institutional Class shares.

(2)
The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as ratios of book value, earnings, and sales to price. This Index cannot be invested in directly.

(3)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

COHO RELATIVE VALUE EQUITY FUND

Expense Example (Unaudited)
January 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2017 – January 31, 2018).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	08/01/2017	01/31/2018	08/01/2017 – 01/31/2018
Advisor Class Actual(2)	$1,000.00	$1,157.30	$5.11
Advisor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.47	$4.79

Institutional Class Actual(2)	$1,000.00	$1,158.70	$4.30
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$4.02

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period of 0.94% and 0.79% for the Advisor Class and Institutional Class respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended January 31, 2018 of 15.73% and 15.87% for the Advisor Class and Institutional Class, respectively.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation(1) (Unaudited)
as of January 31, 2018
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of January 31, 2018
(% of net assets)

Lowe’s Companies	5.4%
State Street	5.2%
Dollar General	5.1%
CVS Health	4.7%
Amgen	4.6%
JM Smucker	4.1%
UnitedHealth Group	4.1%
Kroger	4.0%
Aflac	3.9%
AmerisourceBergen	3.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited)
January 31, 2018

	Shares	Value
COMMON STOCKS — 96.1%

Consumer Discretionary — 16.1%
Dollar General	288,704	$29,771,156
Lowe’s Companies	304,045	31,842,633
Omnicom Group	251,139	19,249,804
Ross Stores	167,907	13,833,858
		94,697,451
Consumer Staples — 17.9%
CVS Health	350,861	27,609,252
JM Smucker	192,079	24,372,904
Kroger	771,477	23,422,042
Philip Morris International	176,006	18,873,124
Procter & Gamble	127,244	10,986,247
		105,263,569
Energy — 8.7%
Chevron	128,039	16,049,689
Occidental Petroleum	251,913	18,885,918
Royal Dutch Shell — ADR	228,118	16,023,008
		50,958,615
Financials — 12.9%
Aflac	261,457	23,060,507
Marsh & McLennan Companies	263,695	22,023,806
State Street	277,338	30,554,328
		75,638,641
Health Care — 24.7%
Abbott Laboratories	343,244	21,336,047
AmerisourceBergen	229,478	22,872,072
Amgen	146,456	27,248,139
Becton, Dickinson & Co.	89,991	21,862,414
Johnson & Johnson	78,481	10,845,289
Merck & Co.	282,489	16,737,473
UnitedHealth Group	102,548	24,281,316
		145,182,750
Industrials — 9.4%
3M	58,411	14,631,955
Illinois Tool Works	105,122	18,256,538
W.W. Grainger	83,713	22,574,048
		55,462,541

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments (Unaudited) – Continued
January 31, 2018

	Shares	Value
Information Technology — 6.4%
Automatic Data Processing	148,235	$18,326,293
Microchip Technology	202,647	19,296,047
		37,622,340
Total Common Stocks
(Cost $455,643,426)		564,825,907

SHORT-TERM INVESTMENT — 1.8%
Invesco Treasury Portfolio, Institutional Class, 1.22%^
(Cost $10,540,475)	10,540,475	10,540,475
Total Investments — 97.9%
(Cost $466,183,901)		575,366,382
Other Assets and Liabilities, Net — 2.1%		12,187,632
Total Net Assets — 100.0%		$587,554,014

ADR – American Depositary Receipt
^  The rate shown is the annualized seven day effective yield as of January 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Assets and Liabilities (Unaudited)
January 31, 2018

ASSETS:
Investments, at value
(cost $466,183,901)	$575,366,382
Dividends & interest receivable	639,997
Receivable for capital shares sold	1,859,505
Receivable for investment securities sold	10,570,996
Prepaid expenses	24,948
Total assets	588,461,828

LIABILITIES:
Payable for capital shares redeemed	422,878
Payable to Adviser	348,066
Payable for fund administration & accounting fees	65,936
Payable for compliance fees	2,071
Payable for custody fees	9,134
Payable for transfer agent fees & expenses	13,173
Payable for trustee fees	2,616
Accrued shareholder service fees	13,391
Accrued expenses	30,549
Total liabilities	907,814

NET ASSETS	$587,554,014

NET ASSETS CONSIST OF:
Paid-in capital	$467,159,998
Accumulated undistributed net investment income	292,003
Accumulated undistributed net realized gain on investments	10,919,532
Net unrealized appreciation on investments	109,182,481
Net Assets	$587,554,014

	Advisor Class	Institutional Class
Net Assets	$227,436,776	$360,117,238
Shares issued and outstanding(1)	14,882,334	23,528,908
Net asset value, redemption price and offering price per share(2)	$15.28	$15.31

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Operations (Unaudited)
For the Six Months Ended January 31, 2018

INVESTMENT INCOME:
Dividend income	$6,123,362
Less: Foreign taxes withheld	(67,448)
Interest income	92,769
Total investment income	6,148,683

EXPENSES:
Investment Adviser fees (See Note 4)	2,070,393
Fund administration & accounting fees (See Note 4)	199,569
Shareholder servicing fees – Advisor Class (See Note 5)	78,740
Federal & state registration fees	45,530
Transfer agent fees & expenses (See Note 4)	36,190
Custody fees (See Note 4)	28,808
Audit fees	8,557
Compliance fees (See Note 4)	6,072
Postage & printing fees	5,968
Legal fees	5,451
Trustee fees (See Note 4)	4,940
Other	7,165
Total expenses before reimbursement	2,497,383
Less: reimbursement from Investment Adviser (See Note 4)	(150,059)
Net expenses	2,347,324

NET INVESTMENT INCOME	3,801,359

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	14,742,001
Net change in unrealized appreciation on investments	64,115,441

Net realized and unrealized gain on investments	78,857,442

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,658,801

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	January 31, 2018	Year Ended
	(Unaudited)	July 31, 2017
OPERATIONS:
Net investment income	$3,801,359	$6,425,888
Net realized gain on investments	14,742,001	14,819,260
Net change in unrealized appreciation on investments	64,115,441	18,807,569
Net increase in net assets resulting from operations	82,658,801	40,052,717

CAPITAL SHARE TRANSACTIONS:
Advisor Class:
Proceeds from shares sold	19,384,256	67,923,679
Proceeds from reinvestment of distributions	6,397,322	3,252,365
Payments for shares redeemed	(47,584,274)	(55,892,026)
Redemption fees	105	11,819
Increase (decrease) in net assets
resulting from Advisor Class transactions	(21,802,591)	15,295,837
Institutional Class:
Proceeds from shares sold	45,852,852	168,925,825
Proceeds from reinvestment of distributions	7,587,429	2,098,982
Payments for shares redeemed	(32,560,644)	(46,770,693)
Redemption fees	2,488	7,379
Increase in net assets resulting from Institutional Class transactions	20,882,125	124,261,493
Net increase (decrease) in net assets
resulting from capital share transactions	(920,466)	139,557,330

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Advisor Class	(2,606,292)	(3,045,066)
Institutional Class	(4,466,954)	(3,138,530)
From net realized gains:
Advisor Class	(5,812,184)	(855,720)
Institutional Class	(8,843,443)	(833,364)
Total distributions to shareholders	(21,728,873)	(7,872,680)

TOTAL INCREASE IN NET ASSETS	60,009,462	171,737,367

NET ASSETS:
Beginning of period	527,544,552	355,807,185
End of period (including accumulated undistributed net investment
income of $292,003 and $3,563,890, respectively)	$587,554,014	$527,544,552

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

					For the Period
	Six Months Ended				Inception
	January 31, 2018	Year Ended	Year Ended	Year Ended	through
Advisor Class(1)	(Unaudited)	July 31, 2017	July 31, 2016	July 31, 2015	July 31, 2014(2)

PER SHARE DATA:
Net asset value,
beginning of period	$13.71	$12.86	$12.33	$11.36	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.10	0.17	0.19	0.11	0.11
Net realized and unrealized
gain on investments	2.02	0.92	0.65	1.03	1.29
Total from investment operations	2.12	1.09	0.84	1.14	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.19)	(0.13)	(0.10)	(0.04)
From net realized gains	(0.38)	(0.05)	(0.19)	(0.07)	— (3)
Total distributions	(0.55)	(0.24)	(0.32)	(0.17)	(0.04)

Paid-in capital from redemption fees	— (3)	— (3)	0.01	— (3)	— (3)

Net asset value, end of period	$15.28	$13.71	$12.86	$12.33	$11.36

TOTAL RETURN(4)	15.73%	8.63%	7.14%	10.01%	14.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in 000’s)	$227,437	$225,343	$195,536	$182,264	$46,670

Ratio of expenses to average net assets:
Before expense reimbursement(5)	0.95%	0.96%	1.01%	1.06%	1.78%
After expense reimbursement(5)	0.94%	0.94%	0.94%	0.94%	0.94%

Ratio of net investment income
to average net assets:
After expense reimbursement(5)	1.29%	1.39%	1.50%	1.47%	1.46%

Portfolio turnover rate(4)	8%	23%	24%	13%	17%

(1)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(2)	Inception date of the Advisor Class was August 14, 2013.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

					For the Period
	Six Months Ended				Inception
	January 31, 2018	Year Ended	Year Ended	Year Ended	through
Institutional Class	(Unaudited)	July 31, 2017	July 31, 2016	July 31, 2015	July 31, 2014(1)

PER SHARE DATA:
Net asset value,
beginning of period	$13.74	$12.88	$12.35	$11.36	$11.01

INVESTMENT OPERATIONS:
Net investment income	0.10	0.17	0.16	0.15	0.03
Net realized and unrealized
gain on investments	2.04	0.94	0.70	1.02	0.32
Total from investment operations	2.14	1.11	0.86	1.17	0.35

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.20)	(0.14)	(0.11)	—
From net realized gains	(0.38)	(0.05)	(0.19)	(0.07)	—
Total distributions	(0.57)	(0.25)	(0.33)	(0.18)	—

Paid-in capital from redemption fees	— (2)	— (2)	— (2)	— (2)	—

Net asset value, end of period	$15.31	$13.74	$12.88	$12.35	$11.36

TOTAL RETURN(3)	15.87%	8.79%	7.19%	10.26%	3.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in 000’s)	$360,117	$302,201	$160,271	$82,836	$14,584

Ratio of expenses to average net assets:
Before expense reimbursement(4)	0.88%	0.89%	0.92%	0.99%	1.36%
After expense reimbursement(4)	0.79%	0.79%	0.79%	0.79%	0.79%

Ratio of net investment income
to average net assets:
After expense reimbursement(4)	1.44%	1.54%	1.65%	1.62%	1.62%

Portfolio turnover rate(3)	8%	23%	24%	13%	17%

(1)	Inception date of the Institutional Class was May 15, 2014.
(2)	Amount per share is less than $0.01.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited)
January 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund commenced operations on August 14, 2013. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.  The Fund currently offers two classes of shares, the Advisor Class and Institutional Class. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees and voting rights on matters affecting a single class. Advisor Class shares are subject up to a maximum 0.15% shareholder servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended January 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the period ended January 31, 2018, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended July 31, 2014.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2018

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Shareholder servicing fees are expensed at an annual rate up to 0.15% of average daily net assets of Advisor Class shares (See Note 5).  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2018

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$564,825,907	$—	$—	$564,825,907
Short-Term Investment	10,540,475	—	—	10,540,475
Total Investments	$575,366,382	$—	$—	$575,366,382

Transfers between Levels are recognized at the end of the reporting period.  During the period ended January 31, 2018, the Fund recognized no transfers between Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Coho Partners, Ltd. (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.94% and 0.79% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment.  The Operating Expense Limitation Agreement is indefinite, and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
February 2018 – July 2018	$116,500
August 2018 – July 2019	266,382
August 2019 – July 2020	264,532
August 2020 – January 2021	150,059

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2018

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and Chief Compliance Officer services for the period ended January 31, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Advisor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended January 31, 2018, the Advisor Class incurred $78,740 of shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	January 31, 2018	Year Ended
	(Unaudited)	July 31, 2017
Advisor Class:
Shares sold	1,358,759	5,256,512
Shares issued to holders in reinvestment of dividends	445,186	255,288
Shares redeemed	(3,354,391)	(4,278,378)
Net increase (decrease) in Advisor Class shares	(1,550,446)	1,233,422
Institutional Class:
Shares sold	3,225,323	12,938,888
Shares issued to holders in reinvestment of dividends	527,271	164,497
Shares redeemed	(2,214,104)	(3,552,972)
Net increase in Institutional Class shares	1,538,490	9,550,413
Net increase (decrease) in shares outstanding	(11,956)	10,783,835

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2018

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended January 31, 2018, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other	$41,714,192	$58,506,495

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at July 31, 2017, the Fund’s most recently completed fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$64,491,624	$(20,911,458)	$43,580,166	$483,536,466

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At July 31, 2017, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$3,563,890	$12,320,032	$ —	$43,580,166	$59,464,088

As of July 31, 2017, the Fund did not have any capital loss carryovers. During the year ended July 31, 2017, the Fund utilized $928,662 in short-term capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2017, the Fund did not defer any qualified late year losses.

The tax character of distributions paid for the period ended January 31, 2018, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$7,091,698	$14,637,175	$21,728,873

The tax character of distributions paid for the year ended July 31, 2017, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$6,183,596	$1,689,084	$7,872,680

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements (Unaudited) – Continued
January 31, 2018

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of January 31, 2018, Wells Fargo Bank, for the benefit of its customers, owned 31.0% of the outstanding shares of the Fund.

10.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less.  The LOC matures unless renewed on July 26, 2018.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions.  The LOC is with the Custodian. Interest is charged at the prime rate which was 4.50% as of January 31, 2018. The interest rate during the period was between 4.25-4.50%.  The Fund has authorized U.S. Bank N.A. to charge any of the Fund’s accounts for any missed payments. For the period ended January 31, 2018, the Fund did not have any borrowing under the LOC.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
January 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

COHO RELATIVE VALUE EQUITY FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
777 E. Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    April 4, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    April 4, 2018

* Print the name and title of each signing officer under his or her signature.